BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated November 17, 2015 to

Statement of Additional Information dated April 30, 2015

Effective November 17, 2015, the Statement of Additional Information of Baron Select Funds (the “Funds”) is modified as follows:

On page 14 of the Statement of Additional Information, the second paragraph under “Borrowing.” is deleted in its entirety and replaced with the following:

Baron Partners Fund participates in a committed line of credit agreement with State Street and the Bank of Nova Scotia in the amount of $600 million. A commitment fee of (i) 0.15% per annum on the daily amount by which the aggregate amount of such bank’s commitment amount exceeded the aggregate outstanding principal amount of the loans made by such bank (the “Daily Unused Amount”) to the extent such Daily Unused Amount is less than or equal to 50% of such bank’s commitment amount; and (ii) 0.25% per annum on the Daily Unused Amount to the extent such Daily Unused Amount is greater than 50% of such bank’s commitment amount. The line of credit is used for investment purposes and expires on November 3, 2016. Baron Partners Fund may borrow up to the lesser of $600 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, as amended, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of (i) one month LIBOR plus 0.85%; and (ii) the Federal Funds effective rate plus 0.85%.

This information supplements the Statement of Additional Information dated April 30, 2015. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.